UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  12/02/2009

ANESIVA, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-50573

Delaware	77-0503399
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

400 Oyster Point, Suite 502
South San Francisco, CA 94080
(Address of principal executive offices, including zip code)

(650) 624-9600
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On December 2, 2009, Anesiva, Inc. ("Anesiva") received a letter from The NASDAQ Stock Market ("Nasdaq") stating that during the last 30 consecutive business days, Anesiva has not maintained a minimum Market Value of Publicly Held Shares ("MVPHS") of $5,000,000 and, therefore, Anesiva was not in compliance with Listing Rule 5450(b)(1)(C) (the "Rule"). The notification letter has no effect at this time on the listing of Anesiva's common stock on The NASDAQ Global Market and Anesiva's common stock will continue to trade on The NASDAQ Global Market under the symbol ANSV.

In accordance with Marketplace Rule 5810(c)(3)(D), Anesiva has been given 90 calendar days, or until March 2, 2010, to regain compliance with the Rule. To regain compliance with the Rule, Anesiva's MVPHS needs to close at $5,000,000 or more for a minimum of ten consecutive business days. If Anesiva does not regain compliance with the Rule by March 12, 2010, Nasdaq will provide written notification to Anesiva that its common stock may be delisted. At that time, Anesiva may, alternatively, want to consider applying for a transfer to the Nasdaq Capital Market.

A copy of Anesiva's press release announcing receipt of the Nasdaq letter is attached hereto as Exhibit 99.1.

Forward-Looking Statements

Except for historical information, this press release may be deemed to contain "forward-looking" statements. Words such as "may," "seek," "will," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements regarding expectations as to compliance with Nasdaq's listing standards, expectations as to forecasts of product development and other matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this press release. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, the risk that Anesiva otherwise fails to comply with the continued listing requirements of The NASDAQ Global Market or any other NASDAQ market; as well as the risk of whether certain market segments grow as anticipated; clinical trial results; the competitive environment in the biotechnology industry; and whether Anesiva can successfully develop new products and the degree to which these gain market acceptance as well as other risks detailed from time to time in Anesiva's filings with the Securities and Exchange Commission (the "SEC"), including Anesiva's most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2008, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K as filed with the SEC. Anesiva expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 8.01.    Other Events

On December 8, 2009, Anesiva issued a press release entitled "Anesiva Receives Nasdaq Listing Compliance Notice." A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On December 8, 2009, Anesiva issued a press release entitled "Anesiva Stockholders Approved Merger with Arcion Therapeutics but Merger Remains Contingent on Other Closing Conditions." A copy of Anesiva's press release is attached hereto as Exhibit 99.2.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANESIVA, INC.

Date: December 08, 2009	By:	/s/ John H. Tran
John H. Tran
Vice President, Finance and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated December 8, 2009, entitled "Anesiva Receives Nasdaq Listing Compliance Notice"
EX-99.2	Press Release, dated December 8, 2009, entitled "Anesiva Stockholders Approved Merger with Arcion Therapeutics but Merger Remains Contingent on Other Closing Conditions"